Subject to Revision
Series Term Sheet Dated December 2, 2002

Wachovia Asset Securitization, Inc. 2002-HE2 Trust

$1,169,948,000
(Approximate)

Wachovia Asset Securitization, Inc.
Depositor

Ambac
Credit Enhancer

Wachovia Bank, N.A.
Seller and Servicer

Wachovia Asset Securitization, Inc. Asset-Backed Notes,
Series 2002-HE2

Offered Notes: Class A

DISCLAIMER

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Wachovia Asset Securitization, Inc. (WASI) 2002-HE2 Trust. The Series Term Sheet has been prepared by Wachovia Securities, Inc. based on collateral information provided by Wachovia Bank, N.A. for informational purposes only and is subject to modification or change. The information and assumptions contained herein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

A Registration Statement (including a base prospectus) relating to the Mortgage Pass-Through Certificates has been filed with the Securities and Exchange Commission. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

To 10% Clean-up Call:
-------------- ---------------- -------------- ------------------ --------------- ---------------
                  Expected        Expected     Expected Payment                      Expected
                  Size (1)       WAL (Yrs.)       Window (2)      Note Rate (3)       Rating
    Class                            (2)                                          (S&P/Moody's)
-------------- ---------------- -------------- ------------------ --------------- ---------------
      A        $[1,169,948,000]     3.26          5/03 - 1/08      LIBOR + []%       AAA/Aaa
-------------- ---------------- -------------- ------------------ --------------- ---------------

(1)     Size is subject to permitted variance in the aggregate of plus or minus 10%.
(2)     The "Prepayment Assumption" is 38% CPR and a 29% Draw Rate.
(3)     The Offered Notes will accrue interest at a rate equal to the lesser of (i) One Month
        LIBOR plus the related margin and (ii) the Net WAC Cap.

To Maturity:
-------------- ---------------- -------------- ------------------ --------------- ---------------
                  Expected        Expected     Expected Payment                      Expected
    Class         Size (1)       WAL (Yrs.)       Window (2)      Note Rate (3)       Rating
                                     (2)                                          (S&P/Moody's)
-------------- ---------------- -------------- ------------------ --------------- ---------------
      A        $[1,169,948,000]     3.28          5/03 - 6/08      LIBOR + []%       AAA/Aaa
-------------- ---------------- -------------- ------------------ --------------- ---------------

(1)     Size is subject to permitted variance in the aggregate of plus or minus 10%.
(2)     The "Prepayment Assumption" is 38% CPR and a 29% Draw Rate.
(3)     The Offered Notes will accrue interest at a rate equal to the lesser of (i) One Month
        LIBOR plus the related margin and (ii) the Net WAC Cap.

                                 Wachovia Securities Contacts
                                 ----------------------------

   Trading / Syndicate                      Phone                E-mail
   -------------------                      -----                ------
   Chris Choka                      (704) 383-8267        chris.choka@wachovia.com
   Mark Adamson                     (704) 383-7727        mark.adamson@wachovia.com

   Mortgage Finance
   ----------------
   Robert Perret                    (704) 374-4868        robert.perret@wachovia.com
   Michael Schwartz                 (704) 383-7975        michael.schwartz@wachovia.com
   Sharvin Setoodeh                 (704) 715-7632        sharvin.setoodeh@wachovia.com
   David Lyle                       (704) 715-8131        david.lyle@wachovia.com

   Structuring
   -----------
   Barbara Smith                    (704) 383-8614        barbaram.smith@wachovia.com
   Serkan Erikci                    (704) 715-1263        serkan.erikci@wachovia.com

   Collateral Analytics
   --------------------
   Daniel Richart                   (704) 374-2591        daniel.richart@wachovia.com

                                       SUMMARY OF TERMS
                                       ----------------

Title of Securities:      Wachovia  Asset  Securitization,  Inc.  Asset-Backed  Notes,  Series
2002-HE2.

Depositor:                Wachovia Asset Securitization, Inc.

Seller:                   Wachovia Bank, N.A.

Servicer:                 Wachovia Bank, N.A.

Credit Enhancer:          Ambac Assurance Corporation.

Lead Manager:             Wachovia Securities, Inc.

Co-Managers:              JPMorgan and Credit Suisse First Boston.

Yield Maintenance
Agreement Provider:       [TBD]

Owner Trustee:            Wilmington Trust Company.

Indenture Trustee:        JPMorgan Chase.

Servicing Fee:            With respect to each Payment Date,  the Servicer will be entitled to a Servicing  Fee equal to 1/12 of 0.50% of the  aggregate  principal balance of the mortgage loans, plus any reimbursable amounts.

Offered Notes:            The Class A Notes.

The Trust:                The  depositor  will  establish the Wachovia  Asset  Securitization,
                          Inc.  2002-HE2 Trust (the "Trust"),  a Delaware  statutory trust, to issue the Offered  Notes.  The assets of the Trust will  include the mortgage  loans and  collections  on the mortgage  loans.  The Trust will also include a financial  guaranty insurance policy provided by the Credit  Enhancer,  which will guarantee  certain payments on the
                          Offered Notes.

Federal Tax Status:       It is  anticipated  that the  Offered  Notes will be treated as debt instruments for federal income tax purposes.

ERISA Eligibility:        The Offered Notes are expected to be ERISA eligible.  Prospective investors must review the Prospectus and Prospectus Supplement and consult with their professional advisors for a more detailed description of these matters prior to investing in the Offered
                          Notes.

SMMEA Treatment:          The Offered Notes will not constitute "mortgage related securities"
                          for purposes of SMMEA.

Registration:             The Offered Notes will be available in book-entry  form through DTC,
                          Clearstream, Luxembourg and the Euroclear System.

Statistical Calculation
Date:                     November 1, 2002.

Cut-off Date:             December 1, 2002.

Expected Pricing Date:    On or about December [6], 2002.

Expected Settlement Date: On or about December [19], 2002.

Payment Date:             The 25th  day of each  month  (or if not a  business  day,  the next succeeding business day) commencing on January 27, 2003.

Scheduled Final
Payment Date:             The Payment Date in December 2032.

Collection Period:        With respect to any Payment Date, the calendar  month  preceding the month of that Payment Date.

Interest Accrual Period:  The "Interest  Accrual Period" with respect to the Offered Notes for a given Payment Date will be the period  beginning with the previous
                          Payment  Date  (or,  in the  case of the  first  Payment  Date,  the
                          Closing  Date) and ending on the day prior to such  Payment Date (on an actual/360 basis).

Credit Enhancement:       Excess interest, overcollateralization and the financial guaranty insurance policy.

Optional Redemption:      A principal  payment  may be made to redeem the  Offered  Notes upon the  exercise by the Servicer of its option to purchase the mortgage loans  together  with the  assets of the Trust  after the  aggregate note  balance  of the  Offered  Notes has been  reduced to an amount less than or equal to 10% of their initial aggregate balance.

Mortgage Loans:           As of the  Statistical  Calculation  Date,  the aggregate  principal balance  of the  Mortgage  Loans was  approximately  $1,104,838,051.
                          The aggregate  principal  balance of the Mortgage  Loans is expected to be approximately $[1,169,948,451] as of the Cut-off Date.

                          The  Mortgage  Loans  to be  sold  to  the  Trust  will  consist  of adjustable rate home equity  revolving lines of credit  evidenced by the  related  credit  line  agreements  and  secured by the  related mortgages  or  deeds of trust  on  residential  properties.  See the attached collateral  descriptions for additional  information on the
                          Mortgage Loans as of the Statistical Calculation Date.

Additional Balances:      An  "Additional  Balance"  represents   additional  principal  in  a
                          revolving credit loan created by a draw.

Additional Balance
Increase Amount:          On any given  Payment  Date,  equals (a) the excess,  if any, of (i)
                          the  aggregate  principal  amount of Additional  Balances  since the
                          Cut-off  Date,  over (ii)  principal  collections  and excess spread applied to  purchase  those  Additional  Balances  from the  Funding
                          Account  and/or the  custodial  account  minus (b)  amounts  paid on prior  Payment Dates to the holders of the  certificates  in respect of any Additional Balance Increase Amount.

Loan Rate:                The Loan Rate of each mortgage  loan is the per annum  interest rate required to be paid by the mortgagor  under the terms of the related credit line agreement.

                          Each  mortgage  loan has a Loan Rate that is subject to  adjustment, as specified in the related credit line agreement,  to equal the sum of the  index  and a gross  margin,  provided  that the Loan Rate on each  mortgage  loan does not exceed a maximum loan rate.  The index for each mortgage loan is the "prime rate,"  regularly  published in the Eastern edition of The Wall Street Journal.

Net Loan Rate:            The Net Loan  Rate is,  with  respect  to any  Payment  Date and any mortgage  loan,  the Loan Rate of that mortgage loan as of the first day of the  calendar  month in which the  related  Interest  Accrual
                          Period begins, less the servicing fee rate.

Yield Maintenance
Agreement:                The trust will  include a yield  maintenance  agreement  between the
                          Yield  Maintenance  Agreement  Provider and the Indenture Trustee on
                          behalf of the holders of the Class A Notes.  On each  Payment  Date, to the extent  available,  funds will be  distributed to the Class A
                          Notes to cover any interest that was not covered by excess  interest and to cover  certain  amounts  owed to the  Class A Notes  from the current  Payment Date as well as prior  Payment Dates as a result of limiting their pass-through rate to the Net WAC Cap.

Net WAC Cap:              The Net WAC Cap is the per  annum  rate  equal  to (i) the  weighted average  Net Loan Rate of the  mortgage  loans less (ii) the premium rate on the financial  guaranty  insurance  policy,  multiplied by a fraction,  the  numerator  of which is equal to the  aggregate  note principal  balance of the Offered Notes and the denominator of which is equal to the aggregate  principal  balance of the mortgage loans, such result  being  adjusted to an  effective  rate  reflecting  the accrual of interest on an actual/360 basis.

Class A Margin:           The Class A margin will be [    ]% per annum.

Formula Rate:             With respect to each Interest Accrual Period, the lesser of (a) One
                          Month LIBOR plus the Class A Margin and (b) the Net WAC Cap.

Servicer Advances:        The  Servicer,  at its option and in its sole  discretion,  may make
                          advances  by   depositing   into  the  custodial   account   amounts
                          representing  installments  of interest on any mortgage loan that is delinquent  as of the end of the  related  Collection  Period if the
                          Servicer  believes  that  the  advances  will  be  recoverable  from payments  on, or other  proceeds  of,  that  mortgage  loan.  If the
                          Servicer  makes any optional  advances of delinquent  interest,  the
                          Servicer shall be entitled to reimburse itself by withdrawing  those amounts from the  custodial  account  prior to any  distribution  of amounts on deposit therein to the Offered Notes.

Funding Account:          An account will be  established on the Closing Date by the Indenture
                          Trustee  in its  name  designated  the  "Funding  Account."  On each
                          Payment Date during the  Revolving  Period,  the  Indenture  Trustee will  deposit  principal  collections  and  excess  spread  into the
                          Funding  Account.  Amounts in the  Funding  Account  will be used to
                          buy  Additional   Balances  arising  under  mortgage  loans  already
                          included in the Trust.  If not all  amounts in the  Funding  Account have been applied to purchase  Additional Balances at the end of the
                          Revolving  Period,  the amount left in the Funding  Account  will be distributed as principal  distributions first to the certificates in an amount equal to the Additional  Balance  Increase Amount and then to the Offered Notes.

Interest Collections:     With respect to any Payment  Date, an amount equal to the sum of (a)
                          the  amounts  collected  during  the  related   Collection   Period,
                          including the interest portion of net liquidation proceeds,  applied to  interest  pursuant  to the  terms  of the  related  credit  line agreements,  exclusive  of  the  Excluded  Amount,  reduced  by  the servicing fees for that Collection  Period,  plus amounts in respect of any  optional  servicer  advance  pursuant  to the  terms  of the servicing  agreement  and  (b)  the  interest  portion  of  (i)  the repurchase  price of any  deleted  loans and (ii) the cash  purchase price paid in connection with any optional  purchase of the mortgage loans by the Servicer.

Principal Collections:    With respect to any Payment  Date, an amount equal to the sum of (a)
                          the  amount   collected  during  the  related   Collection   Period,
                          including  the  principal  portion  of  net  liquidation   proceeds,
                          applied to  principal  pursuant to the terms of the  related  credit line  agreements,  exclusive  of the  Excluded  Amount,  and (b) the principal  portion  of (i) the  repurchase  price  for  any  deleted loans,  any  amounts  required  to be  deposited  in  the  custodial account by the seller pursuant to the purchase  agreement;  and (ii)
                          the  cash  purchase  price  paid in  connection  with  any  optional purchase of the mortgage loans by the Servicer.

Net Principal
Collections:              With  respect  to any  Payment  Date,  the  excess,  if  any,  of
                          Principal  Collections  for that  Payment  Date  over the  aggregate amount of Additional  Balances created during the related Collection
                          Period and conveyed to the Issuer.

Excluded Amount:          With  respect to any  payment  date  during  the Rapid  Amortization
                          Period:  (i) all draws made by an obligor  under any  mortgage  loan
                          during  the  Rapid   Amortization   Period,   which   shall  not  be
                          transferred  to the  issuer,  (ii)  the  portion  of  the  Principal
                          Collections  for each Collection  Period  allocated to such Excluded
                          Amount, and (iii) the portion of Interest  Collections  allocable to such  Excluded  Amount;  provided  that  the  Excluded  Amount  with respect  to any  Liquidation  Loss  Amount  shall be the  portion of losses on the related  mortgage loans during the related  Collection
                          Period  attributable  to  additional  balances  not  conveyed to the trust fund

Principal Distribution
Amount:                   With  respect to any Payment  Date  during the Managed  Amortization
                          Period,  the sum of (i) Net Principal  Collections less amounts with respect  to any  Additional  Balance  Increase  Amount  and  (ii) an
                          amount equal to aggregate liquidated loss amounts, if any.

                          With  respect to any  Payment  Date  during  the Rapid  Amortization
                          Period,  the sum of (i)  Principal  Collections  and (ii) an  amount equal to aggregate liquidated loss amounts, if any.

Stepdown Date:            The later of (a) the  thirty-first  (31st)  Payment  Date or (b) the
                          Payment  Date in which the current  aggregate  principal  balance of the  Offered  Notes is less  than or  equal to 50% of the  aggregate principal balance of the Offered Notes as of the Closing Date.

Overcollateralization
Amount:                   On any  Payment  Date,  the  amount  by  which  the  sum of (i)  the outstanding  aggregate  principal  balance of the mortgage loans and
                          (ii) the  amount  in the  Funding  Account,  in each  case as of the close of business on the last day of the related  Collection Period, exceeds the aggregate principal balance of the Offered Notes.

Overcollateralization
Target Amount:            As to each Payment Date (a) prior to the  Stepdown  Date,  an amount equal  to the  sum of (i)  [1.25]%  of the  Note  Balance  as of the
                          Closing Date and (ii) 100% of the  aggregate  Principal  Balances of
                          all  Mortgage  Loans  that  are  180  days  or  more   contractually
                          delinquent as of the last day of the related  Collection Period, and
                          (b) on or after  the  Stepdown  Date,  provided  that  the  Stepdown
                          Delinquency  Test and the  Stepdown  Cumulative  Loss Test have each been met,  an amount  equal to [2.50]%  of the Note  Balance on such
                          Payment  Date,  provided,  however,  that  in  no  event  shall  the
                          Overcollateralization  Target Amount be less than the greater of (x)
                          0.50% of the Note  Balance as of the Closing Date and (y) the sum of
                          the three largest  outstanding  Mortgage Loans (by Principal Balance as of such Payment Date).

Stepdown Cumulative
Loss Test:                With respect to any date of determination,  the Stepdown  Cumulative
                          Loss Test shall be met if the  percentage  of  cumulative  losses on the  Mortgage  Loans  (exclusive  of the pro  rata  portion  thereof
                          relating  to  any  Excluded   Amount  or  the  Additional   Balances
                          represented by Additional  Balance  Increase Amount) as of such date of  determination is less than the applicable  percentage  listed in the chart below of the pool balance as of the Closing Date:

                          Months             Percentage
                          ------             ----------
                          31 - 48              [1.50]%
                          49 - 60              [2.00]%
                          61+                  [2.50]%

Stepdown Delinquency
Test:                     With respect to any date of determination,  the Stepdown Delinquency
                          Test  shall  be met if  the  six  month  rolling  sixty-day  average delinquency rate (including  foreclosures and REO properties) on the
                          Mortgage Loans  (exclusive of the pro rata portion thereof  relating to any Excluded  Amount or the  Additional  Balances  represented by
                          Additional   Balance   Increase   Amount)   as  of   such   date  of
                          determination is less than [3.50]%.

Prepayment Assumption:    38% CPR, 29% Draw Rate.

Revolving Period:         The  Revolving  Period will be the period  beginning  on the Closing
                          Date and  ending  on the  earlier  of:  (a) the end of  business  on
                          December  31, 2003,  (b) the Payment  Date that the Funding  Account balance exceeds  $[58,497,400],  which is  approximately  four times the Overcollateralization  Target Amount, or (c) the occurrence of a rapid amortization event specified in the Indenture.
Managed Amortization
Period:                   The Managed  Amortization Period will be the period beginning on the earlier of: (a) the end of business on December  31, 2003 or (b) the
                          Payment  Date  immediately  following  the  Payment  Date  that  the
                          Funding   Account   balance   exceeds   $[58,497,400],    which   is
                          approximately  four times the  Overcollateralization  Target Amount, unless in each case, a rapid  amortization  event has  occurred,  as specified in the  Indenture.  The Managed  Amortization  Period will end on the earlier of (a) the end of business on December  31, 2005, or (b) the  occurrence of a rapid  amortization  event  specified in the Indenture.

Rapid Amortization
Period:                   The Rapid  Amortization  Period will be the period  beginning on the earlier of (a) the end of business on December 31, 2005,  or (b) the occurrence  of a  rapid  amortization  event  as  specified  in  the
                          Indenture.

Priority of
Distributions:            On each Payment Date, from amounts withdrawn from the custodial account with respect to the mortgage loans (including any draw on the financial guaranty insurance policy for the Payment Date), the following payments will be made in the following order of priority:

                          First, from Interest Collections (exclusive of the pro rata portion of interest attributable to additional balances represented by any
                          Additional Balance Increase Amount), the amount of the premium for the policy to the Credit Enhancer, and any unpaid premium with interest thereon;

                          Second, from any remaining Interest Collections (exclusive of the pro rata portion of interest attributable to Additional Balances represented by any Additional Balance Increase Amount), to the note payment account, for payment to the holders of the notes, interest for the related Interest Accrual Period at the Formula Rate on the balance of the notes immediately prior to that payment date, other than any interest shortfalls;

                          Third, during the Revolving Period, from the Funding Account, Net
                          Principal Collections, to the distribution account for distribution to the holders of the certificates, an amount equal to the
                          Additional Balance Increase Amount;

                          Fourth, during the Revolving Period, from the Funding Account, to the Credit Enhancer, to reimburse it for prior draws made on the financial guaranty insurance policy, with interest thereon;

                          Fifth, during the Revolving Period, from the Funding Account, excess spread, to the distribution account for distribution to the holders of the certificates, so long as the Overcollateralization
                          Amount is not less than the Overcollateralization Target Amount, an amount equal to the Additional Balance Increase Amount;

                          Sixth, during the Managed Amortization Period, from Net Principal
                          Collections, to the distribution account, for distribution to the holders of the certificates, an amount equal to the Additional
                          Balance Increase Amount;

                          Seventh, during the Managed Amortization Period and the Rapid
                          Amortization Period, to the Credit Enhancer, to reimburse it for prior draws made on the financial guaranty insurance policy, with interest thereon;

                          Eighth, during the Managed Amortization Period and the Rapid
                          Amortization Period, from excess spread, to the note payment account, the amount necessary to be applied on that payment date for payment to the holders of the notes, so that the
                          Overcollateralization Amount is not less than the
                          Overcollateralization Target Amount;

                          Ninth, during the Managed Amortization Period and the Rapid
                          Amortization Period, from excess spread, to the distribution account, for distribution to the holders of the certificates, an amount equal to the Additional Balance Increase Amount;

                          Tenth, during the Managed Amortization Period and the Rapid
                          Amortization Period, to the note payment account, the Principal
                          Distribution Amount for payment to the holders of the notes;

                          Eleventh, during the Rapid Amortization Period, from Principal
                          Collections, to the distribution account, for distribution to the holders of the certificates, an amount equal to the Additional
                          Balance Increase Amount;

                          Twelfth, to the note payment account, from any remaining excess spread, any liquidation loss amounts not otherwise covered by payments pursuant to clause eighth or tenth above on that Payment
                          Date or prior Payment Dates, for payment to the holders of the notes;

                          Thirteenth, to the Credit Enhancer, any other amounts, pursuant to the insurance agreement;

                          Fourteenth, from any remaining excess spread, to the note payment account, for payment to the holders of the notes, any interest shortfalls on the notes for such Payment Date and for any Payment
                          Date not previously paid, together with interest thereon at the
                          Formula Rate;

                          Fifteenth, to the Indenture Trustee, any trustee's additional expenses and any other amounts owing to the Indenture Trustee, in each case to the extent remaining unpaid; and

                          Sixteenth, any remaining amounts, to the distribution account, for distribution to the holders of the certificates.

        In  addition,  holders  of the notes  will  benefit  from  payments  made by the Yield
Maintenance  Provider  pursuant to the Yield  Maintenance  Agreement,  which will be deposited into the note payment account and distributed to the notes as described in the indenture.

                              DESCRIPTION OF THE MORTGAGE LOANS
                            As of the Statistical Calculation Date

      Summary
      ----------------------------------------------------------------------------------------
      Number of Mortgage Loans                                                         23,646
      Statistical Calculation Date Principal Balance                        $1,104,838,051.20
         Minimum                                                                    $5,000.00
         Maximum                                                                $1,615,356.50
         Average                                                                   $46,724.10
      Average Utilization                                                              55.12%
      Weighted Average Utilization                                                     71.94%
      CLTV Ratio
         Minimum                                                                        3.00%
         Maximum                                                                      100.00%
         Weighted Average                                                              77.82%
      Junior Ratio
         Minimum                                                                        2.51%
         Maximum                                                                      100.00%
         Weighted Average                                                              41.34%
      Fully Indexed Gross Margin
         Minimum                                                                      -1.000%
         Maximum                                                                       4.750%
         Weighted Average                                                              0.236%
      Current Loan Rate
         Minimum                                                                       3.750%
         Maximum                                                                       8.850%
         Weighted Average                                                              4.799%
      Maximum Loan Rate
         Minimum                                                                      16.000%
         Maximum                                                                      18.000%
         Weighted Average                                                             17.728%
      Remaining Term
         Minimum                                                                    57 Months
         Maximum                                                                   239 Months
         Weighted Average                                                          232 Months
      FICO Score
         Minimum                                                                          529
         Maximum                                                                          833
         Weighted Average                                                                 726
      Lien Position
         First                                                                         43.56%
         Second                                                                        55.29%
         Third                                                                          1.15%
      Occupancy Status
         Owner Occupied                                                                89.96%
         Non-Owner Occupied                                                            10.04%
      Geographic Concentration (> 10.00%)
         Florida                                                                       21.15%
         New Jersey                                                                    18.36%
         North Carolina                                                                13.27%
         Pennsylvania                                                                  12.30%
         Virginia                                                                      10.04%
      Number of States (Plus the District of Columbia)                                     18
      ----------------------------------------------------------------------------------------

                              DESCRIPTION OF THE MORTGAGE LOANS
                            As of the Statistical Calculation Date

                                      Current Loan Rate
                                      -----------------

                                                                              Percent of
                               Number of              Aggregate               Aggregate
Current Loan Rate (%)        Mortgage Loans       Principal Balance       Principal Balance
------------------------   -------------------   --------------------   -----------------------
3.750 to 4.000                             11          $1,369,413.99                     0.12%
4.001 to 4.250                            750          43,544,383.95                     3.94
4.251 to 4.500                          2,751         205,658,917.10                    18.61
4.501 to 4.750                         16,295         712,057,300.04                    64.45
4.751 to 5.000                            185           5,504,393.80                     0.50
5.001 to 6.000                          3,582         135,355,615.45                    12.25
6.001 to 7.000                             64           1,251,145.83                     0.11
7.001 to 8.000                              7              82,705.45                     0.01
8.001 to 8.850                              1              14,175.59                     0.00
------------------------   -------------------   --------------------   -----------------------
Total                                  23,646      $1,104,838,051.20                   100.00%
                           ===================   ====================   =======================

                                         Junior Ratio
                                         ------------

                                                                            Percent of
                             Number of              Aggregate               Aggregate
Junior Ratio (%)           Mortgage Loans       Principal Balance       Principal Balance
--------------------------------------------   --------------------   -----------------------
           First Lien                 7,021        $481,253,976.72                    43.56%
    2.51 to   10.00                     710          11,023,858.63                     1.00
  10.01 to   20.00                    3,909          98,772,269.30                     8.94
  20.01 to   30.00                    3,685         117,090,802.23                    10.60
  30.01 to   40.00                    2,745         109,367,264.62                     9.90
  40.01 to   50.00                    1,959          93,052,755.75                     8.42
  50.01 to   60.00                    1,311          67,367,310.03                     6.10
  60.01 to   70.00                      901          50,570,676.83                     4.58
  70.01 to   80.00                      663          37,046,937.30                     3.35
  80.01 to   90.00                      452          24,307,099.11                     2.20
  90.01 to 100.00                       290          14,985,100.68                     1.36
--------------------------------------------   --------------------   -----------------------
Total                                23,646      $1,104,838,051.20                   100.00%
                         ===================   ====================   =======================

                              DESCRIPTION OF THE MORTGAGE LOANS
                            As of the Statistical Calculation Date

                                         Combined LTV
                                         ------------

                                                                           Percent of
                            Number of              Aggregate               Aggregate
Combined LTV (%)          Mortgage Loans       Principal Balance       Principal Balance
-------------------------------------------   --------------------   -----------------------
  3.00 to   10.00                       45            $934,412.00                     0.08%
10.01 to   20.00                       257           7,382,805.07                     0.67
20.01 to   30.00                       530          21,483,359.57                     1.94
30.01 to   40.00                       750          32,500,857.76                     2.94
40.01 to   50.00                     1,027          54,150,236.69                     4.90
50.01 to   60.00                     1,455          79,763,797.11                     7.22
60.01 to   70.00                     1,878         102,750,290.74                     9.30
70.01 to   80.00                     2,982         168,080,379.17                    15.21
80.01 to   90.00                     9,943         439,213,653.01                    39.75
90.01 to 100.00                      4,779         198,578,260.08                    17.97
-------------------------------------------   --------------------   -----------------------
Total                               23,646      $1,104,838,051.20                   100.00%
                        ===================   ====================   =======================

                                      Maximum Loan Rate
                                      -----------------

                                                                            Percent of
                             Number of              Aggregate               Aggregate
Maximum Loan Rate (%)      Mortgage Loans       Principal Balance       Principal Balance
--------------------------------------------   --------------------   -----------------------
16.000                                3,380        $150,222,041.73                    13.60%
18.000                               20,266         954,616,009.47                    86.40
--------------------------------------------   --------------------   -----------------------
Total                                23,646      $1,104,838,051.20                   100.00%
                         ===================   ====================   =======================

                              DESCRIPTION OF THE MORTGAGE LOANS
                            As of the Statistical Calculation Date

                        Statistical Calculation Date Principal Balance
                        ----------------------------------------------

                                                                                  Percent of
Statistical Calculation Date         Number of              Aggregate             Aggregate
Principal Balance ($)              Mortgage Loans       Principal Balance     Principal Balance
-------------------------------- -------------------   -------------------- -----------------------
       5,000.00 to    10,000.00             3,362         $25,073,153.19                   2.27%
     10,000.01 to     20,000.00              5,517          81,639,228.62                   7.39
     20,000.01 to     30,000.00              3,973          98,035,532.56                   8.87
     30,000.01 to     40,000.00              2,455          85,206,225.79                   7.71
     40,000.01 to     50,000.00              1,819          81,784,088.01                   7.40
     50,000.01 to     75,000.00              2,621         160,112,264.28                  14.49
     75,000.01 to    100,000.00              1,517         133,143,109.08                  12.05
   100,000.01 to     150,000.00              1,220         147,782,310.26                  13.38
   150,000.01 to     200,000.00                518          89,297,374.34                   8.08
   200,000.01 to     250,000.00                288          64,543,821.42                   5.84
   250,000.01 to     300,000.00                122          33,250,513.89                   3.01
   300,000.01 to     400,000.00                127          43,507,865.72                   3.94
   400,000.01 to     500,000.00                 57          25,255,416.33                   2.29
   500,000.01 to   1,000,000.00                 44          29,315,122.64                   2.65
1,000,000.01 to    1,615,356.50                  6           6,892,025.07                   0.62
-------------------------------- -------------------   -------------------- -----------------------
Total                                        23,646      $1,104,838,051.20                 100.00%
                                 ===================   ==================== =======================

                                     Remaining Draw Term
                                     -------------------

                                                                                    Percent of
                                     Number of              Aggregate               Aggregate
Remaining Draw Term (Months)       Mortgage Loans       Principal Balance       Principal Balance
------------------------------   -------------------   --------------------   -----------------------
  57 to   60                                      2             $59,181.74                     0.01%
  61 to 120                                     996          57,005,599.64                     5.16
121 to 180                                       26             525,089.99                     0.05
181 to 239                                   22,622       1,047,248,179.83                    94.79
------------------------------   -------------------   --------------------   -----------------------
Total                                        23,646      $1,104,838,051.20                   100.00%
                                 ===================   ====================   =======================

                              DESCRIPTION OF THE MORTGAGE LOANS
                            As of the Statistical Calculation Date

                                       Origination Date
                                       ----------------

                                                                               Percent of
                                Number of              Aggregate               Aggregate
Origination Date              Mortgage Loans       Principal Balance       Principal Balance
--------------------------- -------------------   --------------------   -----------------------
June 2001 to May 2002                      108          $4,845,905.70                     0.44%
June 2002                                  151           7,036,913.23                     0.64
July 2002                                  907          33,018,734.18                     2.99
August 2002                              5,196         220,377,723.22                    19.95
September 2002                          10,631         503,962,380.88                    45.61
October 2002                             6,653         335,596,393.99                    30.38
--------------------------- -------------------   --------------------   -----------------------
Total                                   23,646      $1,104,838,051.20                   100.00%
                            ===================   ====================   =======================

                                          FICO Score
                                          ----------

                                                                              Percent of
                               Number of              Aggregate               Aggregate
FICO Score                   Mortgage Loans       Principal Balance       Principal Balance
------------------------   -------------------   --------------------   -----------------------
Not Available                              37          $1,673,911.90                     0.15%
529 to 550                                  8             342,559.46                     0.03
551 to 575                                 11             474,278.65                     0.04
576 to 600                                 55           3,635,520.64                     0.33
601 to 625                                491          22,530,643.07                     2.04
626 to 650                              1,260          58,113,389.12                     5.26
651 to 675                              2,256         104,811,801.32                     9.49
676 to 700                              3,142         153,081,346.16                    13.86
701 to 725                              3,651         179,880,919.58                    16.28
726 to 750                              3,922         182,799,452.24                    16.55
751 to 775                              4,319         196,416,175.61                    17.78
776 to 800                              3,733         168,849,721.34                    15.28
801 to 825                                758          32,180,661.91                     2.91
826 to 833                                  3              47,670.20                     0.00
------------------------   -------------------   --------------------   -----------------------
Total                                  23,646      $1,104,838,051.20                   100.00%
                           ===================   ====================   =======================

                              DESCRIPTION OF THE MORTGAGE LOANS
                            As of the Statistical Calculation Date

                                      Documentation Type
                                      ------------------

                                                                                    Percent of
                                        Number of              Aggregate            Aggregate
Documentation Type                    Mortgage Loans       Principal Balance    Principal Balance
----------------------------------  -------------------   -------------------- ----------------------
None Required                                   13,535        $399,397,753.34                36.15%
Tax Returns                                      2,385         280,521,971.73                25.39
Year to Date Pay Stub                            3,284         223,756,933.11                20.25
Waived                                           3,286         136,872,984.66                12.39
W2                                                 744          42,467,294.21                 3.84
Direct Deposit Taxable Income                      162           9,119,233.58                 0.83
Alternate Source of Income                         105           7,653,845.20                 0.69
Direct Deposit Non-Taxable Income                   39           2,683,898.49                 0.24
Unknown                                            106           2,364,136.88                 0.21
----------------------------------  -------------------   -------------------- ----------------------
Total                                           23,646      $1,104,838,051.20               100.00%
                                    ===================   ==================== ======================

                                         Loan Purpose
                                         ------------

                                                                                  Percent of
                                      Number of              Aggregate            Aggregate
Loan Purpose                        Mortgage Loans       Principal Balance    Principal Balance
--------------------------------  -------------------   ------------------- --------------------
Debt Consolidation / Refinance                11,951        $598,892,520.44              54.21%
Other                                          6,984         307,060,145.72              27.79
Home Improvement                               3,992         158,265,283.52              14.32
Purchase Money                                   719          40,620,101.52               3.68
--------------------------------  -------------------   ------------------- --------------------
Total                                         23,646      $1,104,838,051.20             100.00%
                                  ===================   =================== ====================

                                        Property Type
                                        -------------

                                                                                     Percent of
                                            Number of            Aggregate           Aggregate
Property Type                             Mortgage Loans     Principal Balance   Principal Balance
--------------------------------------- ------------------- -------------------- ---------------------
Single Family                                       21,810    $1,016,525,930.98                92.01%
Condominium                                          1,019        50,591,677.15                 4.58
Multifamily                                            749        35,837,952.30                 3.24
Manufactured Housing                                    66         1,740,786.29                 0.16
Agricultural Property with a Residence                   2           141,704.48                 0.01
--------------------------------------- ------------------- -------------------- ---------------------
Total                                               23,646    $1,104,838,051.20               100.00%
                                        =================== ==================== =====================

                              DESCRIPTION OF THE MORTGAGE LOANS
                            As of the Statistical Calculation Date

                                           Location
                                           --------

                                                                              Percent of
                               Number of              Aggregate               Aggregate
Location                     Mortgage Loans       Principal Balance       Principal Balance
------------------------   -------------------   --------------------   --------------------
Florida                                 4,735        $233,632,563.00                 21.15%
New Jersey                              3,794         202,848,179.12                 18.36
North Carolina                          3,317         146,572,886.92                 13.27
Pennsylvania                            3,234         135,919,457.51                 12.30
Virginia                                2,877         110,970,741.47                 10.04
Georgia                                 2,318         105,179,501.84                  9.52
Connecticut                               974          55,298,621.80                  5.01
South Carolina                            851          38,668,207.66                  3.50
New York                                  595          34,929,773.02                  3.16
Maryland                                  762          30,846,427.57                  2.79
District of Columbia                      116           5,645,422.18                  0.51
Delaware                                   36           2,648,099.10                  0.24
Tennessee                                  12             523,772.32                  0.05
Alabama                                     7             463,829.00                  0.04
Massachusetts                               8             318,179.22                  0.03
Rhode Island                                7             254,418.10                  0.02
West Virginia                               2              89,940.78                  0.01
Ohio                                        1              28,030.59                  0.00
------------------------   -------------------   --------------------   --------------------
Total                                  23,646      $1,104,838,051.20                100.00%
                           ===================   ====================   ====================

                                             Lien
                                             ----

                                                                            Percent of
                             Number of              Aggregate               Aggregate
Lien                       Mortgage Loans       Principal Balance       Principal Balance
----------------------   -------------------   --------------------   -----------------------
First                                 7,021        $481,253,976.72                    43.56%
Second                               16,163         610,870,832.15                    55.29
Third                                   462          12,713,242.33                     1.15
----------------------   -------------------   --------------------   -----------------------
Total                                23,646      $1,104,838,051.20                   100.00%
                         ===================   ====================   =======================

                              DESCRIPTION OF THE MORTGAGE LOANS
                            As of the Statistical Calculation Date

                                  Fully Indexed Gross Margin
                                  --------------------------

                                                                                  Percent of
                                      Number of              Aggregate            Aggregate
Fully Indexed Gross Margin (%)      Mortgage Loans       Principal Balance    Principal Balance
-------------------------------   -------------------   --------------------  ------------------
-1.000 to -0.501                                  11          $1,369,413.99             0.12%
-0.500 to -0.001                               3,680         257,688,342.01            23.32
 0.000 to  0.499                              11,115         535,692,449.84            48.49
 0.500 to  0.999                               4,039         157,402,117.55            14.25
 1.000 to  1.499                               2,826         106,768,479.85             9.66
 1.500 to  1.999                               1,039          28,503,340.41             2.58
 2.000 to  2.499                                 611          12,216,697.82             1.11
 2.500 to  2.999                                 265           3,986,736.07             0.36
 3.000 to  3.499                                  40             673,927.15             0.06
 3.500 to  3.999                                  10             112,713.90             0.01
 4.000 to  4.499                                   5              98,356.44             0.01
 4.500 to  4.750                                   5             325,476.17             0.03
-------------------------------   -------------------   --------------------  ------------------
Total                                         23,646      $1,104,838,051.20           100.00%
                                  ===================   ====================  ==================

                                   Fully Indexed Loan Rate
                                   -----------------------

                                                                               Percent of
                                   Number of              Aggregate            Aggregate
Fully Indexed Loan Rate (%)      Mortgage Loans       Principal Balance    Principal Balance
-----------------------------  -------------------   --------------------  -----------------
3.750 to 4.249                                 11          $1,369,413.99            0.12%
4.250 to 4.749                              3,680         257,688,342.01           23.32
4.750 to 5.249                             11,115         535,692,449.84           48.49
5.250 to 5.749                              4,039         157,402,117.55           14.25
5.750 to 6.249                              2,826         106,768,479.85            9.66
6.250 to 6.749                              1,039          28,503,340.41            2.58
6.750 to 7.249                                611          12,216,697.82            1.11
7.250 to 7.749                                265           3,986,736.07            0.36
7.750 to 8.249                                 40             673,927.15            0.06
8.250 to 8.749                                 10             112,713.90            0.01
8.750 to 9.249                                  5              98,356.44            0.01
9.250 to 9.500                                  5             325,476.17            0.03
-----------------------------  -------------------   --------------------  -----------------
Total                                      23,646      $1,104,838,051.20          100.00%
                               ===================   ====================  =================

                            As of the Statistical Calculation Date

                                       Utilization Rate
                                       ----------------

                                                                           Percent of
                            Number of              Aggregate               Aggregate
Utilization Rate (%)      Mortgage Loans       Principal Balance       Principal Balance
----------------------  -------------------   --------------------   -----------------------
    1.00 to   10.00                  1,290         $11,944,282.70                     1.08%
  10.01 to   20.00                   2,662          40,691,112.18                     3.68
  20.01 to   30.00                   2,633          58,919,623.09                     5.33
  30.01 to   40.00                   2,396          71,507,780.47                     6.47
  40.01 to   50.00                   2,170          79,359,418.29                     7.18
  50.01 to   60.00                   2,050          91,220,597.34                     8.26
  60.01 to   70.00                   1,893         100,240,545.88                     9.07
  70.01 to   80.00                   1,797         106,170,556.29                     9.61
  80.01 to   90.00                   1,806         127,769,523.41                    11.56
  90.01 to 100.00                    3,803         319,577,249.71                    28.93
100.01 to 101.99                     1,146          97,437,361.84                     8.82
----------------------  -------------------   --------------------   -----------------------
Total                               23,646      $1,104,838,051.20                   100.00%
                        ===================   ====================   =======================

                                         Credit Limit
                                         ------------

                                                                               Percent of
                                      Number of           Aggregate             Aggregate
Credit Limit ($)                    Mortgage Loans    Principal Balance     Principal Balance
-------------------------------   -----------------   ------------------   -------------------
    7,200.00 to    10,000.00               268          $2,076,064.66               0.19%
   10,000.01 to    20,000.00             1,298          15,800,963.72               1.43
   20,000.01 to    30,000.00             3,098          51,141,270.72               4.63
   30,000.01 to    40,000.00             2,012          45,223,352.57               4.09
   40,000.01 to    50,000.00             2,580          67,979,349.06               6.15
   50,000.01 to    75,000.00             3,430         117,970,858.09              10.68
   75,000.01 to   100,000.00             5,834         245,698,759.55              22.24
  100,000.01 to   150,000.00             2,416         164,095,115.29              14.85
  150,000.01 to   200,000.00             1,071         106,203,829.15               9.61
  200,000.01 to   250,000.00               960         113,984,278.62              10.32
  250,000.01 to   300,000.00               172          30,782,443.74               2.79
  300,000.01 to   400,000.00               224          48,684,223.87               4.41
  400,000.01 to   500,000.00               189          48,597,768.91               4.40
  500,000.01 to 1,000,000.00                88          40,626,911.06               3.68
1,000,000.01 to 2,000,000.00                 6           5,972,862.19               0.54
------------------------------- ---------------   --------------------     ------------------
Total                                   23,646      $1,104,838,051.20             100.00%
                                ===============   ====================     ==================

                                  BOND SUMMARY (to Call) (1)
                                  --------------------------

Class A
------------------------------------------------------------------------------------------------------------
CPR                          10%         20%         30%         38%         50%        60%         70%
------------------------------------------------------------------------------------------------------------
WAL (years)                 5.75        4.50        4.31        3.26        2.18        1.57       1.10
Modified Duration           5.48        4.34        4.16        3.16        2.14        1.54       1.09
(years)(2)
First Principal Payment   1/25/2006   1/25/2006   1/25/2004   5/25/2003   2/25/2003  2/25/2003   1/25/2003
Last Principal Payment   11/25/2010   7/25/2008   7/25/2008   1/25/2008   4/25/2007  7/25/2006   9/25/2005

(1) The draw rate used in each scenario is 29%.
(2) Modified duration calculated assuming a price of 100.00%.

                                BOND SUMMARY (to Maturity) (1)
                                ------------------------------

Class A
------------------------------------------------------------------------------------------------------------
CPR                          10%         20%         30%         38%         50%        60%         70%
------------------------------------------------------------------------------------------------------------
WAL (years)                 5.78        4.51        4.33        3.28        2.21        1.62       1.17
Modified Duration           5.51        4.35        4.18        3.18        2.16        1.59       1.15
(years)(2)
First Principal Payment   1/25/2006   1/25/2006   1/25/2004   5/25/2003   2/25/2003  2/25/2003   1/25/2003
Last Principal Payment    6/25/2011  10/25/2008  11/25/2008   6/25/2008  12/25/2007  8/25/2007   4/25/2007

(1) The draw rate used in each scenario is 29%.
(2) Modified duration calculated assuming a price of 100.00%.

         Adjusted Net WAC Cap Schedule(1): One Month LIBOR and Prime Rate at 20%(2)
         --------------------------------------------------------------------------

            Payment  Adjusted                   Payment  Adjusted
                        Net                                 Net
  Period     Date     WAC Cap          Period    Date     WAC Cap
  ------     ----     -------          ------    ----     -------
    1      01/25/03    14.07%            32    08/25/05    21.67%
    2      02/25/03    15.88%            33    09/25/05    21.71%
    3      03/25/03    17.01%            34    10/25/05    22.31%
    4      04/25/03    15.62%            35    11/25/05    21.80%
    5      05/25/03    15.88%            36    12/25/05    22.40%
    6      06/25/03    16.24%            37    01/25/06    21.90%
    7      07/25/03    16.69%            38    02/25/06    21.94%
    8      08/25/03    16.33%            39    03/25/06    23.76%
    9      09/25/03    16.38%            40    04/25/06    22.04%
    10     10/25/03    16.83%            41    05/25/06    22.64%
    11     11/25/03    20.99%            42    06/25/06    22.14%
    12     12/25/03    21.59%            43    07/25/06    22.75%
    13     01/25/04    21.08%            44    08/25/06    22.26%
    14     02/25/04    21.13%            45    09/25/06    22.32%
    15     03/25/04    22.33%            46    10/25/06    22.94%
    16     04/25/04    21.24%            47    11/25/06    22.46%
    17     05/25/04    21.60%            48    12/25/06    23.08%
    18     06/25/04    21.08%            49    01/25/07    22.62%
    19     07/25/04    21.67%            50    02/25/07    22.70%
    20     08/25/04    21.16%            51    03/25/07    24.57%
    21     09/25/04    21.20%            52    04/25/07    22.91%
    22     10/25/04    21.79%            53    05/25/07    23.58%
    23     11/25/04    21.28%            54    06/25/07    23.17%
    24     12/25/04    21.88%            55    07/25/07    23.87%
    25     01/25/05    21.37%            56    08/25/07    23.50%
    26     02/25/05    21.41%            57    09/25/07    23.71%
    27     03/25/05    23.22%            58    10/25/07    24.51%
    28     04/25/05    21.49%            59    11/25/07    24.27%
    29     05/25/05    22.09%            60    12/25/07    25.22%
    30     06/25/05    21.58%            61     1/25/08    25.19%
           31      07/25/05     22.18%

    (1) The Adjusted Net WAC Cap is the per annum rate equal to (i) the sum of
        (a) Interest Collections (exclusive of the pro rata portion of interest attributable to Additional Balances represented by any Additional Balance
        Increase Amount) and (b) payments made under the Yield Maintenance Agreement less (c) the amount of the premium for the policy to the Credit Enhancer, divided by (ii) the aggregate note principal balance of the Offered Notes, such result being adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

    (2) Assumes that the mortgage loans prepay at 38% CPR with a 29% Draw Rate, and that One Month LIBOR and the Prime Rate are constant at 20.00%.